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                                                                EXHIBIT 10.16(b)

                                 AMENDMENT TO
                         THE FOX SPORTS NETWORKS, LLC
                        EQUITY APPRECIATION RIGHTS PLAN
                       FOR MANAGEMENT AND KEY EMPLOYEES
                       --------------------------------


     Fox/Liberty Networks, LLC, whose name has been changed to Fox Sports Networks, LLC (the ("Company"), established the Fox/Liberty Networks, LLC Equity Appreciation Rights Plan for Management and Key Employees (the "Plan").

                                    RECITALS
                                    --------

     The terms used herein shall have the same meaning as under the Plan unless otherwise indicated.

A.    The Company now desires to rename and amend the Plan.

B. The Company, under Plan Section 7.1, has the right to amend or terminate this Plan and to suspend the grant of Appreciation Rights under this Plan, at any time and from time to time in any manner it determines, provided that any amendment or termination will not affect the vested Appreciation Rights granted prior to the effective date of such amendment, termination or suspension.

C. The Employees and the Company now desire to amend the Plan whereby Employees will receive the opportunity to obtain greater benefits under the Plan than if the Company had terminated the Plan and paid out only the vested Appreciation Rights as of the effective date of this amendment, while the Employees in consideration of this, agree to maintain the confidentiality of the terms of the Plan and the amounts paid thereunder.

D. NOW, THEREFORE, the Company and the Employees agree as follows, effective as of June 30, 1999 (the "Effective Date").

1. The name of the Plan is hereby changed to the Fox Sports Networks, LLC Equity Appreciation Rights Plan for Management and Key Employees.

2. The Value of an Incentive Unit as of December 31, 1997 is $185; as of December 31, 1998 is $250; and as of the Effective Date is $250. There shall be no further adjustments after the Effective Date to the Value of an Incentive Unit.
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3.      No further Appreciation Rights shall be awarded under the Plan after the
Effective Date, however, Employees will continue to vest annually in a portion or all of their Appreciation Rights under the Plan with the completion of Years of Active Employment, as provided on Schedule A, as applicable to the Employee.

4. As of the Effective Date and as an Employee becomes vested in a portion of or all of his Appreciation Rights under the Plan, the Employee shall be deemed to have elected to exchange all of his Vested Appreciation Rights for the amount payable under Section 5.1(b) of the Plan utilizing the Value of an Incentive Unit as set forth herein in making the relevant calculations.

5. Each Eligible Employee agrees not to disclose any details concerning this Plan, excepting to attorneys or accounts of the Eligible Employees (who shall agree not to disclose such information) or as may otherwise be required by law. In the event of a breach of the foregoing sentence, the Eligible Employee agrees to refund to the Company an amount equal to all payments received under this Plan and to forfeit the right to all future payments, if any, under the Plan.

6. Amounts payable under the Plan may be paid by an affiliate of the Company, including but not limited to Fox Entertainment Group, Inc.

7. Amounts payable under Section 4 of this Amendment shall be payable on or before September 1st of each year, with respect to the amount payable on account of the preceding calender year.

8.      In all other respects, the Plan is hereby ratified and affirmed.

9. IN WITNESS WHEREOF, the Company has caused this Plan to be executed this 20th day of August, 1999, and each employee has signed the applicable Schedule A, attached hereto, as of the date set forth by his signature.

                            FOX SPORTS NETWORKS, LLC

                            Fox Regional Sports Holdings II, Inc.,
                              a member of Fox Sports Networks, LLC
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                         By:
                              Jay Itzkowitz Senior Vice President

                         Fox Regional Sports Holdings, Inc.,
                              a member of Fox Sports Networks, LLC

                         By:
                              Jay Itzkowitz Senior Vice President


                         Fox Sports Net Financing LLC,
                              a member of Fox Sports Networks, LLC

                              By: Fox Regional Sports Holdings, II, Inc.,
                                    a member of Fox Sports Net Financing, LLC

                              By:
                                    Jay Itzkowitz Senior Vice President

                         And  By: Fox Entertainment Group, Inc.,
                                    a member of Fox Sports Nets Financing, LLC

                              By:
                                    Jay Itzkowitz Senior Vice President